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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2007 (December 26, 2007)

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

ð        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ð        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ð        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ð        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

     Item 8.01 Other Events.

      On December 26, 2007, First Farmers and Merchants Corporation issued a press release announcing that it has purchased 1.6 acres at 901 Nashville Highway for future growth opportunities. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits.

Exhibit 99.1      Press Release issued on December 26, 2007 by First Farmers and Merchants Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    FIRST FARMERS AND MERCHANTS CORPORATION

                                                                                    By:   /s/ T. Randy Stevens

T. Randy Stevens

Chairman and Chief Executive Officer

Date:  December 26, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on December 26, 2007 by First Farmers and Merchants Corporation